UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

KBW, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 9, 2009 Meeting Information KBW, INC. Meeting Type: Annual Stockholders Meeting For holders as of: April 13, 2009 Date: June 9, 2009 Time: 10:00 a.m., New York Time Location: AMA New York Executive Conference Center 1601 Broadway between 48th and 49th streets New York, NY 10019 KBW, INC. BNY MELLON SHAREHOLDER SERVICES You are receiving this communication because you hold shares in KBW, Inc. P.O. BOX 358015 PITTSBURG, PA 15252-8015 This is not a ballot. You cannot use this notice to vote these Toll Free: 877-897-6894 shares. This communication presents only an overview of the International: 201-680-6685 TTY# Hearing Impaired: 800-231-5469 more complete proxy materials that are available to you on the www.bnymellon.com/shareowner/isd Internet. The 2009 proxy statement and 2008 Annual Report and Form 10-K are available and may be viewed online at www.proxyvote.com. P74717 We encourage you to access and review all of the important information contained in the proxy materials before voting. -P5080___See the reverse side of this notice for voting M13403 instructions and instructions on how to obtain a paper copy of the proxy materials.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 2009 Proxy Statement 2008 Annual Report and Form10-K How to View the Proxy Materials Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy of the Proxy Materials: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make your request for a copy as instructed above on or before May 26, 2009. How To Vote Please Choose One of the Following Voting Methods Vote In Person: To attend the Annual Meeting in person, you will need valid photo identification plus an admission ticket or proof that you own shares as of April 13, 2009, as further described in the 2009 proxy statement. At the meeting, you will need to request a ballot to vote these shares. For directions to the location of the Annual Meeting please visit www.amaconferencecenters.org or call (212) 903-8262. M13404-P5080_P74717 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR the following Items 1, 2 and 3. 1. Election of the following Director nominees for a three-year term: 01) John G. Duffy 02) Daniel M. Healy 03) Michael J. Zimmerman 2. Approval of the KBW, Inc. 2009 Incentive Compensation Plan 3. Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2009.

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